MISSISSIPPI BUSINESS FINANCE CORPORATION to U.S. BANK NATIONAL ASSOCIATION (successor to Deutsche Bank National Trust Company), as Trustee FOURTH SUPPLEMENTAL TRUST INDENTURE Dated effective as of September 28, 2018 Relating to: Mississippi Business Finance Corporation Taxable Industrial Development Revenue Bonds, Series 2013 (Helen of Troy Olive Branch, MS Project)

FOURTH SUPPLEMENTAL TRUST INDENTURE dated effective as of September 28, 2018 (the “Supplemental Indenture”) between the MISSISSIPPI BUSINESS FINANCE CORPORATION, a public corporation duly created and validly existing pursuant to the Constitution and laws of the State of Mississippi (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION (successor to Deutsche Bank National Trust Company), Olive Branch, Mississippi, a national banking association duly organized and existing under the laws of the United States of America, as trustee (the “Trustee”), evidencing the agreement of the parties hereto. RECITALS WHEREAS, the Issuer and the Trustee are parties to that certain Trust Indenture dated as of March 1, 2013, as supplemented by that certain First Supplemental Trust Indenture, dated as of March 1, 2014, and that certain Second Supplemental Trust Indenture dated as of February 18, 2015 but effective as of February 1, 2015 and that certain Third Supplemental Trust Indenture dated as of December 7, 2016 but effective as of December 1, 2016 (said Trust Indenture, as supplemented, the “Indenture”) relating to the issuance of the $38,000,000 maximum aggregate principal amount of Mississippi Business Finance Corporation Taxable Industrial Development Revenue Bonds, Series 2013 (Helen of Troy Olive Branch, MS Project), dated as of March 20, 2013 (the “Bonds”); WHEREAS, each of the Issuer and the Trustee have been directed by Kaz USA, Inc., a Massachusetts corporation (the “Company”), and Bank of America, N.A. (the “Purchaser”) to amend the Indenture pursuant to this Supplemental Indenture as provided herein; WHEREAS, in furtherance of the foregoing, each of the Issuer and the Trustee have agreed to amend the applicable provisions of the Indenture to the extent specified below upon the terms and conditions set forth below. NOW, THEREFORE, in consideration of the agreements hereinafter contained, the parties hereto agree as follows: Section 1. Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Indenture. Section 2. Amendments to the Indenture. (a) Section 1.1 of the Indenture is hereby amended by adding the defined terms thereto in proper alphabetical order to read as follows: “LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Purchaser designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Purchaser from time to time). “LIBOR Successor Rate” has the meaning specified in Section 9.7. 1

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Purchaser, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Purchaser in a manner substantially consistent with market practice (or, if the Purchaser determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Purchaser determines in consultation with the Company). “Scheduled Unavailability Date” has the meaning specified in Section 14.10. (b) The definition of “Eurodollar Rate” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Eurodollar Rate” means: (a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Purchaser, as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Purchaser from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at approximately 11:00 a.m., London time, determined two London Banking Days prior to such date for Dollar deposits with a term of one month commencing that day; provided that (A) notwithstanding anything to the contrary above, if LIBOR shall be less than zero, then the Eurodollar Rate shall be deemed to be zero for purposes of this Indenture and (b) to the extent a comparable or successor rate is approved by the Purchaser in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Purchaser, such approved rate shall be applied in a manner as otherwise reasonably determined by the Purchaser. 2

(c) The definition of “Federal Funds Rate” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Purchaser; provided further, that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Indenture. (d) Article XIV of the Indenture is hereby amended to add a new Section 14.10 thereto to read as follows: Section 14.10 LIBOR Successor Rate. Notwithstanding anything to the contrary in this Indenture, if the Purchaser determines (which determination shall be conclusive absent manifest error) that: (a) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (b) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Purchaser has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), then, reasonably promptly after such determination by the Purchaser or receipt by the Purchaser of such notice, as applicable, the Purchaser and the Company shall endeavor to cause the amendment of this Indenture to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes. If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Purchaser will promptly so notify the Company. Thereafter, (x) the obligation of the Purchaser to maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in 3 determining the Base Rate. Upon receipt of such notice, the Company may revoke any pending request for a conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) without any obligation to pay any loss, cost or expense of Purchaser pursuant to Section 9.3(a) or, failing that, will be deemed to have converted such request into a request for a Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. Section 3. Ratification. Except as expressly amended hereby, all of the provisions of the Indenture shall remain unaltered and in full force and effect, and, as amended hereby, the Indenture is in all respects agreed to, ratified and confirmed by the Issuer and the Trustee. Any holder of the Bonds, and all successive transferees of the Bonds, by accepting such Bond, are deemed to have agreed to the terms of this Supplemental Indenture. Section 4. Severability. In the event any provision of this Supplemental Indenture shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. Section 5. Execution in Counterparts. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Section 6. Applicable Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Mississippi. 4